SUB-ITEM 77Q1E

                            MEMORANDUM OF AGREEMENT
                             (ADVISORY FEE WAIVERS)

     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco Aim agree as follows:

     1. Each Trust, for itself and its Funds, and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Trust in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Trust invests (the "Waiver").

          i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Trust during the previous month in an Affiliated Money Market Fund.

          ii. The Waiver will not apply to those investing Trusts that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

          iii. The Waiver will not apply to cash collateral for securities lending.

          For purposes of the paragraph above, the following terms shall have the following meanings:

          (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended; and

          (b) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

     2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

     The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     Subject to the foregoing paragraphs, each of the Trusts and Invesco agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.


          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
          AIM FUNDS GROUP (INVESCO FUNDS GROUP)
          AIM GROWTH SERIES (INVESCO GROWTH SERIES)
          AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
          AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
          AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
          AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
          AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) SHORT-TERM INVESTMENTS TRUST on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

          By: /s/ John Zerr
              --------------------------------------
              Title: Senior Vice President

          INVESCO ADVISERS, INC.

          By: /s/ John Zerr
              --------------------------------------
              Title: Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

    AIM EQUITY FUNDS
    (INVESCO EQUITY                                                                     EXPIRATION
         FUNDS)                       WAIVER DESCRIPTION                EFFECTIVE DATE     DATE
---------------------   ----------------------------------------------  --------------  ----------
Invesco Charter         Invesco will waive advisory fees to the extent        1/1/2005  12/31/2012
Fund                    necessary so that advisory fees Invesco
                        receives do not exceed the annualized rates
                        listed below.
                        0.75% of the first $150M
                        0.615% of the next $4.85B
                        0.57% of the next $2.5B
                        0.545% of the next $2.5B
                        0.52% of the excess over $10B
Invesco                 Invesco will waive advisory fees to the extent       3/27/2006  12/31/2012
Constellation Fund      necessary so that advisory fees Invesco
                        receives do not exceed the annualized rates
                        listed below.
                        0.695% of the first $250M
                        0.615% of the next $4B
                        0.595% of the next $750M
                        0.57% of the next $2.5B
                        0.545% of the next $2.5B
                        0.52% of the excess over $10B


    AIM FUNDS GROUP
     (INVESCO FUNDS                                                                         EXPIRATION
         GROUP)                           WAIVER DESCRIPTION                EFFECTIVE DATE    DATE
-----------------------    ----------------------------------------------   --------------  ----------
Invesco Basic              Invesco will waive advisory fees to the extent         1/1/2005  12/31/2012
Balanced Fund              necessary so that advisory fees Invesco
                           receives do not exceed the annualized rates
                           listed below.
                           0.62% of the first $250M
                           0.605% of the next $250M
                           0.59% of the next $500M
                           0.575% of the next $1.5B
                           0.56% of the next $2.5B
                           0.545% of the next $2.5B
                           0.53% of the next $2.5B
                           0.515% of the excess over $10B

    AIM TAX-EXEMPT
    FUNDS (INVESCO                                                                            EXPIRATION
   TAX-EXEMPT FUNDS)                     WAIVER DESCRIPTION                  EFFECTIVE DATE      DATE
-----------------------    -----------------------------------------------   --------------   ----------
Invesco Van Kampen         Invesco will waive advisory fees in the amount         2/12/2010    6/30/2012
Intermediate Term          of 0.10% of the Fund's average daily net assets
Municipal Income Fund

Invesco Van Kampen         Invesco will waive advisory fees in the amount         2/12/2010    6/30/2012
New York Tax Free          of 0.25% of the Fund's average daily net assets
Income Fund


      AIM TREASURER'S
       SERIES TRUST
(INVESCO TREASURER'S SERIES                                                                      EXPIRATION
          TRUST)                            WAIVER DESCRIPTION                  EFFECTIVE DATE      DATE
---------------------------   -----------------------------------------------   --------------   ----------
Premier Portfolio             Invesco will waive advisory fees in the amount         2/25/2005   12/31/2011
                              of 0.03% of the Fund's average daily net assets

Premier U.S.                  Invesco will waive advisory fees in the amount         2/25/2005   12/31/2011
Government Money              of 0.05% of the Fund's average daily net
Portfolio                     assets


     AIM VARIABLE
    INSURANCE FUNDS
   (INVESCO VARIABLE                                                                        EXPIRATION
   INSURANCE FUNDS)                     WAIVER DESCRIPTION                 EFFECTIVE DATE     DATE
-----------------------   ----------------------------------------------   --------------  -----------
Invesco V. I. Basic       Invesco will waive advisory fees to the extent         1/1/2010  04/30/2012
Balanced Fund             necessary so that advisory fees Invesco
                          receives do not exceed the annualized rates
                          listed below.
                          0.62% of the first $250M
                          0.605% of the next $250M
                          0.59% of the next $500M
                          0.575% of the next $1.5B
                          0.56% of the next $2.5B
                          0.545% of the next $2.5B
                          0.53% of the next $2.5B
                          0.515% of the excess over $10B

Invesco V. I. Capital     Invesco will waive advisory fees to the extent         1/1/2005   4/30/2012
Development Fund          necessary so that advisory fees Invesco
                          receives do not exceed the annualized rates
                          listed below.
                          0.745% of the first $250M
                          0.73% of the next $250M
                          0.715% of the next $500M
                          0.70% of the next $1.5B
                          0.685% of the next $2.5B
                          0.67% of the next $2.5B
                          0.655% of the next $2.5B
                          0.64% of the excess over $10B

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                              EFFECTIVE DATE    COMMITTED UNTIL
--------------------------------------------------    ---------------    ---------------
Invesco Balanced Fund                                 February 12, 2010    June 30, 2011
Invesco California Tax-Free Income Fund               February 12, 2010    June 30, 2011
Invesco Core Plus Bond Fund                           June 2, 2009         June 30, 2011
Invesco Dividend Growth Securities Fund               February 12, 2010    June 30, 2011
Invesco Equally-Weighted S&P 500 Fund                 February 12, 2010    June 30, 2011
Invesco Floating Rate Fund                            July 1, 2007         June 30, 2011
Invesco Fundamental Value Fund                        February 12, 2010    June 30, 2011
Invesco Large Cap Relative Value Fund                 February 12, 2010    June 30, 2011
Invesco Multi-Sector Fund                             July 1, 2007         June 30, 2011
Invesco New York Tax-Free Income Fund                 February 12, 2010    June 30, 2011
Invesco S&P 500 Index Fund                            February 12, 2010    June 30, 2011
Invesco Select Real Estate Income Fund                July 1, 2007         June 30, 2011
Invesco Structured Core Fund                          July 1, 2007         June 30, 2011
Invesco Van Kampen American Franchise Fund            February 12, 2010    June 30, 2011
Invesco Van Kampen Core Equity Fund                   February 12, 2010    June 30, 2011
Invesco Van Kampen Equity and Income Fund             February 12, 2010    June 30, 2011
Invesco Van Kampen Equity Premium Income Fund         February 12, 2010    June 30, 2011
Invesco Van Kampen Growth and Income Fund             February 12, 2010    June 30, 2011
Invesco Van Kampen Pennsylvania Tax Free Income Fund  February 12, 2010    June 30, 2011
Invesco Van Kampen Small Cap Growth Fund              February 12, 2010    June 30, 2011

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                           EFFECTIVE DATE  COMMITTED UNTIL
-------------------------------     -------------   --------------
Invesco Capital Development Fund    July 1, 2007      June 30, 2011
Invesco Charter Fund                July 1, 2007      June 30, 2011
Invesco Constellation Fund          July 1, 2007      June 30, 2011
Invesco Disciplined Equity Fund     July 14, 2009     June 30, 2011
Invesco Diversified Dividend Fund   July 1, 2007      June 30, 2011
Invesco Large Cap Basic Value Fund  July 1, 2007      June 30, 2011
Invesco Large Cap Growth Fund       July 1, 2007      June 30, 2011
Invesco Summit Fund                 July 1, 2007      June 30, 2011

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                      EFFECTIVE DATE  COMMITTED UNTIL
---------------------------------------   --------------  ---------------
Invesco Basic Balanced Fund               July 1, 2007      June 30, 2011
Invesco European Small Company Fund       July 1, 2007      June 30, 2011
Invesco Global Core Equity Fund           July 1, 2007      June 30, 2011
Invesco International Small Company Fund  July 1, 2007      June 30, 2011
Invesco Mid Cap Basic Value Fund          July 1, 2007      June 30, 2011
Invesco Select Equity Fund                July 1, 2007      June 30, 2011
Invesco Small Cap Equity Fund             July 1, 2007      June 30, 2011

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                      EFFECTIVE DATE     COMMITTED UNTIL
---------------------------------------   --------------     ---------------
Invesco Basic Value Fund                  July 1, 2007         June 30, 2011
Invesco Convertible Securities Fund       February 12, 2010    June 30, 2011
Invesco Global Equity Fund                July 1, 2007         June 30, 2011
Invesco Mid Cap Core Equity Fund          July 1, 2007         June 30, 2011

FUND                                                    EFFECTIVE DATE    COMMITTED UNTIL
----------------------------------------------------   ---------------    ---------------
Invesco Small Cap Growth Fund                            July 1, 2007       June 30, 2011
Invesco Van Kampen Asset Allocation Conservative Fund  February 12, 2010    June 30, 2011
Invesco Van Kampen Asset Allocation Growth Fund        February 12, 2010    June 30, 2011
Invesco Van Kampen Asset Allocation Moderate Fund      February 12, 2010    June 30, 2011
Invesco Van Kampen Harbor Fund                         February 12, 2010    June 30, 2011
Invesco Van Kampen Leaders Fund                        February 12, 2010    June 30, 2011
Invesco Van Kampen Real Estate Securities Fund         February 12, 2010    June 30, 2011
Invesco Van Kampen U.S. Mortgage Fund                  February 12, 2010    June 30, 2011

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL
----------------------------------------    --------------   --------------
Invesco Asia Pacific Growth Fund             July 1, 2007     June 30, 2011
Invesco European Growth Fund                 July 1, 2007     June 30, 2011
Invesco Global Growth Fund                   July 1, 2007     June 30, 2011
Invesco Global Small & Mid Cap Growth Fund   July 1, 2007     June 30, 2011
Invesco International Growth Fund            July 1, 2007     June 30, 2011
Invesco International Core Equity Fund       July 1, 2007     June 30, 2011

     AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                       EFFECTIVE DATE    COMMITTED UNTIL
---------------------------------------------------       ---------------    ---------------
Invesco Balanced-Risk Allocation Fund*                    May 29, 2009         June 30, 2011
Invesco Balanced-Risk Commodity Fund**                    November 29, 2010    June 30, 2011
Invesco China Fund                                        July 1, 2007         June 30, 2011
Invesco Commodities Strategy Fund***                      February 12, 2010    June 30, 2011
Invesco Developing Markets Fund                           July 1, 2007         June 30, 2011
Invesco Emerging Market Local Currency Debt Fund          June 14, 2010        June 30, 2011
Invesco Endeavor Fund                                     July 1, 2007         June 30, 2011
Invesco Global Advantage Fund                             February 12, 2010    June 30, 2011
Invesco Global Dividend Growth Securities Fund            February 12, 2010    June 30, 2011
Invesco Global Fund                                       July 1, 2007         June 30, 2011
Invesco Global Health Care Fund                           July 1, 2007         June 30, 2011
Invesco Health Sciences Fund                              February 12, 2010    June 30, 2011
Invesco International Total Return Fund                   July 1, 2007         June 30, 2011
Invesco Japan Fund                                        July 1, 2007         June 30, 2011
Invesco LIBOR Alpha Fund                                  July 1, 2007         June 30, 2011
Invesco Pacific Growth Fund                               February 12, 2010    June 30, 2011
Invesco Small Companies Fund                              July 1, 2007         June 30, 2011
Invesco Van Kampen Emerging Markets Fund                  February 12, 2010    June 30, 2011
Invesco Van Kampen Global Equity Allocation Fund          February 12, 2010    June 30, 2011
Invesco Van Kampen Global Franchise Fund                  February 12, 2010    June 30, 2011
Invesco Van Kampen Global Tactical Asset Allocation Fund  February 12, 2010    June 30, 2011
Invesco Van Kampen International Advantage Fund           February 12, 2010    June 30, 2011
Invesco Van Kampen International Growth Fund              February 12, 2010    June 30, 2011

----------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.

** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.

*** Advisory fees to be waived by Invesco for Invesco Commodities Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund II, Ltd. Invests.

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                             EFFECTIVE DATE    COMMITTED UNTIL
--------------------------------------------    ---------------    ---------------
Invesco Core Bond Fund                          July 1, 2007         June 30, 2011
Invesco Dynamics Fund                           July 1, 2007         June 30, 2011
Invesco Global Real Estate Fund                 July 1, 2007         June 30, 2011
Invesco High Yield Fund                         July 1, 2007         June 30, 2011
Invesco High Yield Securities Fund              February 12, 2010    June 30, 2011
Invesco Income Fund                             July 1, 2007         June 30, 2011
Invesco Limited Maturity Treasury Fund          July 1, 2007         June 30, 2011
Invesco Money Market Fund                       July 1, 2007         June 30, 2011
Invesco Municipal Bond Fund                     July 1, 2007         June 30, 2011
Invesco Real Estate Fund                        July 1, 2007         June 30, 2011
Invesco Short Term Bond Fund                    July 1, 2007         June 30, 2011
Invesco U.S. Government Fund                    July 1, 2007         June 30, 2011
Invesco Van Kampen Core Plus Fixed Income Fund  February 12, 2010    June 30, 2011
Invesco Van Kampen Corporate Bond Fund          February 12, 2010    June 30, 2011
Invesco Van Kampen Government Securities Fund   February 12, 2010    June 30, 2011
Invesco Van Kampen High Yield Fund              February 12, 2010    June 30, 2011
Invesco Van Kampen Limited Duration Fund        February 12, 2010    June 30, 2011

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                          EFFECTIVE DATE    COMMITTED UNTIL
----------------------------------------      --------------    --------------
Invesco Energy Fund                           July 1, 2007        June 30, 2011
Invesco Financial Services Fund               July 1, 2007        June 30, 2011
Invesco Gold & Precious Metals Fund           July 1, 2007        June 30, 2011
Invesco Leisure Fund                          July 1, 2007        June 30, 2011
Invesco Mid-Cap Value Fund                    February 12, 2010   June 30, 2011
Invesco Small-Mid Special Value Fund          February 12, 2010   June 30, 2011
Invesco Special Value Fund                    February 12, 2010   June 30, 2011
Invesco Technology Fund                       July 1, 2007        June 30, 2011
Invesco Technology Sector Fund                February 12, 2010   June 30, 2011
Invesco U.S. Mid Cap Value Fund               February 12, 2010   June 30, 2011
Invesco U.S. Small Cap Value Fund             February 12, 2010   June 30, 2011
Invesco U.S. Small/Mid Cap Value Fund         February 12, 2010   June 30, 2011
Invesco Utilities Fund                        July 1, 2007        June 30, 2011
Invesco Value Fund                            February 12, 2010   June 30, 2011
Invesco Value II Fund                         February 12, 2010   June 30, 2011
Invesco Van Kampen American Value Fund        February 12, 2010   June 30, 2011
Invesco Van Kampen Capital Growth Fund        February 12, 2010   June 30, 2011
Invesco Van Kampen Comstock Fund              February 12, 2010   June 30, 2011
Invesco Van Kampen Enterprise Fund            February 12, 2010   June 30, 2011
Invesco Van Kampen Mid Cap Growth Fund        February 12, 2010   June 30, 2011
Invesco Van Kampen Small Cap Value Fund       February 12, 2010   June 30, 2011
Invesco Van Kampen Technology Sector Fund     February 12, 2010   June 30, 2011
Invesco Van Kampen Utility Fund               February 12, 2010   June 30, 2011
Invesco Van Kampen Value Opportunities Fund   February 12, 2010   June 30, 2011

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                    EFFECTIVE DATE    COMMITTED UNTIL
---------------------------------------------           --------------    ---------------
Invesco High Income Municipal Fund                     July 1, 2007         June 30, 2011
Invesco Municipal Fund                                 February 12, 2010    June 30, 2011
Invesco Tax-Exempt Cash Fund                           July 1, 2007         June 30, 2011
Invesco Tax-Exempt Securities Fund                     February 12, 2010    June 30, 2011

FUND                                                     EFFECTIVE DATE     COMMITTED UNTIL
------------------------------------------------         ---------------    -------------
Invesco Tax-Exempt Securities Fund                       February 12, 2010    June 30, 2011
Invesco Tax-Free Intermediate Fund                       July 1, 2007         June 30, 2011
Invesco Van Kampen California Insured Tax Free Fund      February 12, 2010    June 30, 2011
Invesco Van Kampen High Yield Municipal Fund             February 12, 2010    June 30, 2011
Invesco Van Kampen Insured Tax Free Income Fund          February 12, 2010    June 30, 2011
Invesco Van Kampen Intermediate Term Municipal Income
  Fund                                                   February 12, 2010    June 30, 2011
Invesco Van Kampen Municipal Income Fund                 February 12, 2010    June 30, 2011
Invesco Van Kampen New York Tax Free Income Fund         February 12, 2010    June 30, 2011

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                      EFFECTIVE DATE     COMMITTED UNTIL
---------------------------------------------------       ---------------    ---------------
Invesco V.I. Basic Balanced Fund                         July 1, 2007         June 30, 2011
Invesco V.I. Basic Value Fund                            July 1, 2007         June 30, 2011
Invesco V.I. Capital Appreciation Fund                   July 1, 2007         June 30, 2011
Invesco V.I. Capital Development Fund                    July 1, 2007         June 30, 2011
Invesco V.I. Core Equity Fund                            July 1, 2007         June 30, 2011
Invesco V.I. Diversified Income Fund                     July 1, 2007         June 30, 2011
Invesco V.I. Dividend Growth Fund                        February 12, 2010    June 30, 2011
Invesco V.I. Dynamics Fund                               July 1, 2007         June 30, 2011
Invesco V.I. Financial Services Fund                     July 1, 2007         June 30, 2011
Invesco V.I. Global Dividend Growth Fund                 February 12, 2010    June 30, 2011
Invesco V.I. Global Health Care Fund                     July 1, 2007         June 30, 2011
Invesco V.I. Global Multi-Asset Fund                     October 22, 2008     June 30, 2011
Invesco V.I. Global Real Estate Fund                     July 1, 2007         June 30, 2011
Invesco V.I. Government Securities Fund                  July 1, 2007         June 30, 2011
Invesco V.I. High Yield Fund                             July 1, 2007         June 30, 2011
Invesco V.I. High Yield Securities Fund                  February 12, 2010    June 30, 2011
Invesco V.I. Income Builder Fund                         February 12, 2010    June 30, 2011
Invesco V.I. International Growth Fund                   July 1, 2007         June 30, 2011
Invesco V.I. Large Cap Growth Fund                       July 1, 2007         June 30, 2011
Invesco V.I. Leisure Fund                                July 1, 2007         June 30, 2011
Invesco V.I. Mid Cap Core Equity Fund                    July 1, 2007         June 30, 2011
Invesco V.I. Money Market Fund                           July 1, 2007         June 30, 2011
Invesco V.I. S&P 500 Index Fund                          February 12, 2010    June 30, 2011
Invesco V.I. Select Dimensions Balanced Fund             February 12, 2010    June 30, 2011
Invesco V.I. Select Dimensions Dividend Growth Fund      February 12, 2010    June 30, 2011
Invesco V.I. Select Dimensions Equally-Weighted S&P 500
  Fund                                                   February 12, 2010    June 30, 2011
Invesco V.I. Small Cap Equity Fund                       July 1, 2007         June 30, 2011
Invesco V.I. Technology Fund                             July 1, 2007         June 30, 2011
Invesco V.I. Utilities Fund                              July 1, 2007         June 30, 2011
Invesco Van Kampen V.I. Capital Growth Fund              February 12, 2010    June 30, 2011
Invesco Van Kampen V.I. Comstock Fund                    February 12, 2010    June 30, 2011
Invesco Van Kampen V.I. Equity and Income Fund           February 12, 2010    June 30, 2011
Invesco Van Kampen V.I. Global Tactical Asset Allocation
  Fund                                                   February 12, 2010    June 30, 2011
Invesco Van Kampen V.I. Global Value Equity Fund         February 12, 2010    June 30, 2011
Invesco Van Kampen V.I. Government Fund                  February 12, 2010    June 30, 2011
Invesco Van Kampen V.I. Growth and Income Fund           February 12, 2010    June 30, 2011
Invesco Van Kampen V.I. High Yield Fund                  February 12, 2010    June 30, 2011
Invesco Van Kampen V.I. International Growth Equity Fund February 12, 2010    June 30, 2011
Invesco Van Kampen V.I. Mid Cap Growth Fund              February 12, 2010    June 30, 2011
Invesco Van Kampen V.I. Mid Cap Value Fund               February 12, 2010    June 30, 2011
Invesco Van Kampen V.I. Value Fund                       February 12, 2010    June 30, 2011

                          SHORT-TERM INVESTMENTS TRUST

FUND                               EFFECTIVE DATE  COMMITTED UNTIL
-------------------------------    --------------  --------------
Government TaxAdvantage Portfolio  July 1, 2007      June 30, 2011
STIC Prime Portfolio               July 1, 2007      June 30, 2011
Treasury Portfolio                 July 1, 2007      June 30, 2011